SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report  (date of earliest event reported) July 29, 2005 (previously reported as August 24, 2005)

ANDEAN DEVELOPMENT CORPORATION

(Exact name of registrant as specified in its charter)

Florida

(State or other jurisdiction of incorporation)

          0-90696

65-0420146

(Commission File Number)

(IRS Employer Identification No.)

17870 E. Castleton Street, #335 City of Industry, CA

91748

(Address of principal executive offices)

(Zip Code)

Registrant's telephone number, including area code:  (239) 513-9265

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement

No amendment to prior report.

Item 2.01 Completion of Acquisition or Disposition of Assets

No amendment to prior report.

Item 3.02 Unregistered Sales of Equity Securities

No amendment to prior report.

Item 5.01 Changes in Control of Registrant

No amendment to prior report.

Item 9.01.  Financial Statements and Exhibits

(a) This 8-K/A is filed as an amendment to the Registrant’s Current Report on Form 8-K dated August 24, 2005 in order to supply the financial statements of the acquired entity.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  October 10, 2005

ANDEAN DEVELOPMENT CORPORATION

By: /s/ Kang Yi Hua

     Kang Yi Hua

   Chief Executive Officer

PERFECT DREAM LIMITED

AND SUBSIDIARY

 FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 (CONSOLIDATED) AND 2003

PERFECT DREAM LIMITED AND SUBSIDIARY

CONTENTS

 Pages

__________________________________________________________________________________________

Report of Independent Registered Public Accounting Firm

1

__________________________________________________________________________________________

Balance Sheets as of December 31, 2004 (Consolidated) and 2003

2

__________________________________________________________________________________________

Statements of Operations and Comprehensive income for the years ended December 31, 2004 (Consolidated) and 2003

3

__________________________________________________________________________________________

Statements of Stockholders’ Equity for the years ended December 31, 2004 (Consolidated) and 2003

4

__________________________________________________________________________________________

Statements of Cash Flows for the years ended December 31, 2004 (Consolidated) and 2003

5

__________________________________________________________________________________________

Notes to Financial Statements

  6 - 10

__________________________________________________________________________________________

1

Jimmy C.H. Cheung & Co Certified Public Accountants (A member of Kreston International)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of:

Perfect Dream Limited and subsidiary

We have audited the accompanying balance sheets of Perfect Dream Limited and subsidiary, as of December 31, 2004 (consolidated) and 2003, and the related statements of operations and comprehensive income, changes in stockholders’ equity and cash flows for the years ended December 31, 2004 (Consolidated) and 2003. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits of the financial statements provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Perfect Dream Limited and subsidiary, as of December 31, 2004 (Consolidated) and 2003, and the results of its operations and its cash flows for the years ended December 31, 2004 (Consolidated) and 2003, in conformity with accounting principles generally accepted in the United States of America.

/s/ Jimmy C.H. Cheung & Co

JIMMY C.H. CHEUNG & CO

Certified Public Accountants

Hong Kong

Date: April 22, 2005

304 Dominion Centre, 43 Queen’s Road East, Wanchai, Hong Kong

Tel:  (852) 25295500   Fax:  (852) 28651067   Email: jchc@krestoninternational.com.hk

Website:  http://www.jimmycheungco.com

1

PERFECT DREAM LIMITED AND SUBSIDIARY

BALANCE SHEETS

AS OF DECEMBER 31, 2004 (CONSOLIDATED) AND 2003

The accompanying notes are an integral part of these financial statements

PERFECT DREAM LIMITED AND SUBSIDIARY

STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

FOR THE YEARS ENDED DECEMBER 31, 2004 (CONSOLIDATED) AND 2003

The accompanying notes are an integral part of these financial statements

4

PERFECT DREAM LIMITED AND SUBSIDIARY

STATEMENTS OF STOCKHOLDERS’ EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2004 (CONSOLIDATED) AND 2003

The accompanying notes are an integral part of these financial statements

5

PERFECT DREAM LIMITED AND SUBSIDIARY

STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2004 (CONSOLIDATED) AND 2003

The accompanying notes are an integral part of these financial statements

6

PERFECT DREAM LIMITED AND SUBSIDIARY

NOTES TO THE FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 (CONSOLIDATED) AND 2003

1.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

(A)    Organization

Perfect Dream Limited (“Perfect Dream”) was incorporated in the British Virgin Islands on July 1, 2004. Goldenway Nanjing Garments Company Limited (“Goldenway”), a People’s Republic of China (“PRC”) limited liability company was incorporated on December 31, 1993 with its principal place of business in Nanjing, PRC.  Goldenway is principally engaged in the manufacturing and sale of garments.

During 2004, Perfect Dream entered into two purchase agreements with two shareholders of Goldenway to acquire a 100% of the registered capital of Goldenway for $1,288,404 and the issue of 50,000 common shares of Perfect Dream. The transactions have been accounted for as a reorganization of entities under common control as the companies were beneficially owned by principally identical shareholders and share common management.  The financial statements have been prepared as if the reorganization had occurred retroactively.  Perfect Dream and Goldenway are hereafter referred to as (the “Company”).

The accompanying 2004 consolidated financial statements include the accounts of Perfect Dream and its 100% owned subsidiary Goldenway.  All significant inter-company balances and transactions have been eliminated in consolidation.

The accompanying 2003 consolidated financial statements include the accounts of Goldenway.

(B)

Use of estimates

                The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(C)

Cash and cash equivalents

For purpose of the statements of cash flows, cash and cash equivalents include cash on hand and demand deposits with a bank with maturities of less than three months.

(D)

Accounts receivable

The Company extends unsecured credit to its customers in the ordinary course of business but mitigates the associated risks by performing credit checks and actively pursuing past due accounts.  An allowance for doubtful accounts is established and recorded based on managements’ assessment of the credit history with the customer and current relationships with them.   As of December 31, 2004 and 2003, the Company considers all its accounts receivable to be collectable and no provision for doubtful accounts has been made in the financial statements.

(E)

Inventories

Inventories are stated at lower of cost or market value, cost being determined on a first-in, first-out method.  The Company provided inventory allowances based on excess and obsolete inventories determined principally by customer demand.

(F)

Fair value of financial instruments

Statement of Financial Accounting Standards No. 107, "Disclosure About Fair Value of Financial      Instruments," requires certain disclosures regarding the fair value of financial instruments. Trade   accounts receivable, accounts payable, and accrued liabilities are reflected in the financial statements at fair value because of the short-term maturity of the instruments.

7

PERFECT DREAM LIMITED AND SUBSIDIARY

NOTES TO THE FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 (CONSOLIDATED) AND 2003

1.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

(G)

Revenue recognition

The Company recognizes revenue upon delivery or shipment of the products, at which time title passes to the customer provided that: there are no uncertainties regarding customer acceptance; persuasive evidence of an arrangement exists; the sales price is fixed and determinable; and collectability is deemed probable.

(H)

Income taxes

The Company is organized in the British Virgin Islands and the People’s Republic of China and no tax benefit is expected from the tax credits in the future.

PRC income tax is computed according to the relevant laws and regulations in the PRC.  The Company is entitled to full exemption from income tax for two years beginning from the first year the Company becomes profitable and a 50% income tax reduction for the subsequent three years. Income tax expense has been recorded for 2004 and 2003 as the Company is entitled 50% income tax.

(I)

Foreign currency translation

The functional currency of the Company is the Chinese Renminbi (“RMB”).  Transactions denominated in currencies other than RMB are translated into United States dollars using period end exchange rates as to assets and liabilities and average exchange rates as to revenues and expenses.  Capital accounts are translated at their historical exchange rates when the capital transaction occurred.  Net gains and losses resulting from foreign exchange translations are included in the statements of operations and stockholder’s equity as other comprehensive income (loss).

(J)

Comprehensive income (loss)

The foreign currency translation gain or loss resulting from translation of the financial statements expressed in RMB to United States Dollar is reported as other comprehensive income (loss) in the statements of operations and stockholders’ equity.

(K)

Segments

The Company operates in only one segment, thereafter segment disclosure is not presented.

2.    ACCOUNTS RECEIVABLE

Accounts receivable at December 31, 2004 and 2003 consisted of the following:

As of December 31, 2004 and 2003, the Company considered all accounts receivable collectable and has not recorded a provision for doubtful accounts.

8

PERFECT DREAM LIMITED AND SUBSIDIARY

NOTES TO THE FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 (CONSOLIDATED) AND 2003

3.    INVENTORIES

Inventories at December 31, 2004 and 2003 consisted of the following:

For the years ended December 31, 2004 and 2003, no provision for obsolete inventories was recorded by the Company.

4.    PROPERTY AND EQUIPMENT

The following is a summary of property and equipment at December 31:

Depreciation expense for the years ended December 31, 2004 and 2003 was $160,309 and $151,463, respectively.  During 2004 and 2003 the company recognized a loss on disposal of property and equipment of $13,084 and $65, respectively.

5.     OTHER PAYABLES AND ACCRUED LIABILITIES

Other payables and accrued liabilities at December 31, 2004 and 2003 consist of the following:

PERFECT DREAM LIMITED AND SUBSIDIARY

NOTES TO THE FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 (CONSOLIDATED) AND 2003

6.

COMMITMENTS AND CONTINGENCIES – Employee Benefits

The full time employees of the Company are entitled to employee benefits including medical care, welfare subsidies, unemployment insurance and pension benefits through a Chinese government mandated multi-employer defined contribution plan. The Company is required to accrue for those benefits based on certain percentages of the employees’ salaries. The total provision for such employee benefits was $623,190 and $685,631 for the years ended December 31, 2004 and 2003, respectively. The Company is required to make contributions to the plans out of the amounts accrued for medical and pension benefits. The contributions for the year ended December 31, 2004 and 2003 amounted to $62,441 and $48,524 respectively. The Chinese government is responsible for the medical benefits and the pension liability to be paid to these employees.

7.     SHAREHOLDERS’ EQUITY

(A)  Stock Issuances

During 2004, the Company issued 50,000 shares of common stock to founders for cash of $50,000.

(B)

Appropriated retained earnings

The Company is required to make appropriations to reserves funds, comprising the statutory surplus reserve, statutory public welfare fund and discretionary surplus reserve, based on after-tax net income determined in accordance with generally accepted accounting principles of the People’s Republic of China (the “PRC GAAP”).  Appropriation to the statutory surplus reserve should be at least 10% of the after tax net income determined in accordance with the PRC GAAP until the reserve is equal to 50% of the entities’ registered capital.  Appropriations to the statutory public welfare fund are at 12% of the after tax net income determined in accordance with the PRC GAAP.  The statutory public welfare fund is established for the purpose of providing employee facilities and other collective benefits to the employees and is non-distributable other than in liquidation.  Appropriations to the discretionary surplus reserve are made at the discretion of the Board of Directors.

During 2004 and 2003, the Company appropriated $213,156 and $193,422, respectively to the reserves funds based on its net income under PRC GAAP.

8.    RELATED PARTY TRANSACTIONS

During 2004 and 2003, the Company sub-contracted certain manufacturing work valued at $1,579,536 and $408,585 respectively to certain of its related companies.  The Company provided raw materials to the sub-contractor who charges the Company a fixed labor charge for the sub-contracting work.

During 2004 and 2003, the Company had related party sales of $367,726 and $939,362, respectively.

The Company is owed $2,666,284 and $4,415,610 from related companies as of December 31, 2004 and 2003 respectively for products sold and advances made. The amounts due from related companies are interest free and repayable on demand.

The Company owed related companies $1,580,869 and $1,322,500 as of December 31, 2004 and 2003 respectively for sub-contracting work and advances made.

9.    CONCENTRATIONS AND RISKS

During 2004 and 2003, 100% of the Company’s assets were located in China.  During 2004 and 2003, 95% and 86% of the Company’s revenue respectively were derived from companies located outside of China.

In 2004, the Company derived 51.9% of its revenue from one customer.  In 2003, the Company derived 52.2% of its sales from two customers.

In 2004, the Company relied on one supplier for 17% of its purchases.

PERFECT DREAM LIMITED AND SUBSIDIARY

NOTES TO THE FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 (CONSOLIDATED) AND 2003

10.    SUBSEQUENT EVENT

On February 2, 2005, the company’s 100% subsidiary, Goldenway Nanjing Garments Company Limited, increased its registered capital from $2,512,106 to $20,000,000.  According to the Articles of Association of Goldenway, Perfect Dream has to fulfill registered capital contribution of $2,623,184 by July 24, 2005 and the remaining balance of $14,864,710 is payable by February 1, 2008.

3

PERFECT DREAM LIMITED

AND SUBSIDIARY

 FINANCIAL STATEMENTS

AS OF JUNE 30, 2005 (UNAUDITED)

PERFECT DREAM LIMITED AND SUBSIDIARY

CONTENTS

 Pages

__________________________________________________________________________________________

Condensed Consolidated Balance Sheet as of June 30, 2005 (unaudited)

1

__________________________________________________________________________________________

4

Condensed Consolidated Statements of Operations and Comprehensive income for three and six months ended June 30, 2005 and 2004 (unaudited)2

__________________________________________________________________________________________

Condensed Consolidated Statements of Cash Flows for the six months ended June 30, 2005 and 2004 (unaudited)

3

__________________________________________________________________________________________

Notes to the Condensed Consolidated Financial Statements as of June 30, 2005 (unaudited)

  4 - 6

__________________________________________________________________________________________

5

PERFECT DREAM LIMITED AND SUBSIDIARY

CONDENSED CONSOLIDATED BALANCE SHEET

AS OF JUNE 30, 2005 (UNAUDITED)

The accompanying notes are an integral part of these financial statements

PERFECT DREAM LIMITED AND SUBSIDIARY

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

 (UNAUDITED)

The accompanying notes are an integral part of these financial statements

PERFECT DREAM LIMITED AND SUBSIDIARY

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE SIX MONTHS ENDED JUNE 30, 2005 AND 2004 (UNAUDITED)

The accompanying notes are an integral part of these financial statements

PERFECT DREAM LIMITED AND SUBSIDIARY

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

AS OF JUNE 30, 2005 (UNAUDITED)

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

(A)    Organization and basis of presentation

Perfect Dream Limited (“Perfect Dream”) was incorporated in the British Virgin Islands on July 1, 2004. Goldenway Nanjing Garments Company Limited (“Goldenway”), a People’s Republic of China (“PRC”) limited liability company was incorporated on December 31, 1993 with its principal place of business in Nanjing, PRC.  Goldenway is principally engaged in the manufacturing and sale of garments.

During 2004, Perfect Dream entered into two purchase agreements with two shareholders of Goldenway to acquire 100% of the registered capital of Goldenway for $1,288,404 and the issue of 50,000 common shares of Perfect Dream. The transactions have been accounted for as a reorganization of entities under common control as the companies were beneficially owned by principally identical shareholders and share common management.  The unaudited condensed consolidated financial statements have been prepared as if the reorganization had occurred retroactively.  Perfect Dream and Goldenway are hereafter referred to as (the “Company”).

The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and pursuant to the rules and regulations of the Securities and Exchange Commission. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.

In the opinion of management, the unaudited condensed consolidated financial statements contain all adjustments consisting only of normal recurring accruals considered necessary to present fairly the Company's financial position at June 30, 2005, the results of operations for the three-month and six-month periods ended June 30, 2005 and 2004, and cash flows for the six months ended June 30, 2005 and 2004. The results for the period ended June 30, 2005 are not necessarily indicative of the results to be expected for the entire fiscal year ending December 31, 2005.

(L)

Principles of consolidation

The accompanying June 30, 2005 unaudited condensed consolidated financial statements include the accounts of Prefect Dream and its 100% owned subsidiary Goldenway. All significant inter-company balances and transactions have been eliminated in consolidation.

(M)

Use of estimates

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(N)

Fair value of financial instruments

Statement of Financial Accounting Standards No. 107, "Disclosure About Fair Value of Financial      Instruments," requires certain disclosures regarding the fair value of financial instruments. Trade   accounts receivable, accounts payable, and accrued liabilities are reflected in the financial statements at fair value because of the short-term maturity of the instruments.

(O)

Foreign currency translation

The functional currency of the Company is the Chinese Renminbi (“RMB”).  Transactions denominated in currencies other than RMB are translated into United States dollars using period end exchange rates as to assets and liabilities and average exchange rates as to revenues and expenses.  Capital accounts are translated at their historical exchange rates when the capital transaction occurred.  Net gains and losses resulting from foreign exchange translations are included in the statements of operations and stockholder’s equity as other comprehensive income (loss).

5

PERFECT DREAM LIMITED AND SUBSIDIARY

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

AS OF JUNE 30, 2005 (UNAUDITED)

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

(P)

Comprehensive income (loss)

The foreign currency translation gain or loss resulting from translation of the financial statements expressed in RMB to United States Dollar is reported as other comprehensive income (loss) in the statements of operations and stockholders’ equity.

(Q)

Segments

The Company operates in only one segment, thereafter segment disclosure is not presented.

3.

COMMITMENTS AND CONTINGENCIES – Employee Benefits

The full time employees of the Company are entitled to employee benefits including medical care, welfare subsidies, unemployment insurance and pension benefits through a Chinese government mandated multi-employer defined contribution plan. The Company is required to accrue for those benefits based on certain percentages of the employees’ salaries and make contributions to the plans out of the amount accrued for medical and pension benefits. The Chinese government is responsible for the medical benefits and the pension liability to be paid to these employees.

4.

SHAREHOLDERS’ EQUITY

(A)

Appropriated retained earnings

The Company is required to make appropriations to reserves funds, comprising the statutory surplus reserve, statutory public welfare fund and discretionary surplus reserve, based on after-tax net income determined in accordance with generally accepted accounting principles of the People’s Republic of China (the “PRC GAAP”).  Appropriation to the statutory surplus reserve should be at least 10% of the after tax net income determined in accordance with the PRC GAAP until the reserve is equal to 50% of the entities’ registered capital. Appropriations to the discretionary surplus reserve are made at the discretion of the Board of Directors.

5.

RELATED PARTY TRANSACTIONS

During 2005, the Company sub-contracted certain manufacturing work valued at $1,526,652 to certain of its related companies.  The Company provided the raw materials to the sub-contractor who charges the Company a fixed labor charge for the sub-contracting work.

During 2005, the Company had related party sales of $512,401.

The Company is owed $2,621,766 from related companies as of June 30, 2005 for products sold and advances made. The amounts due from related companies are interest free and repayable on demand.

The Company owed related companies $1,940,808 as of June 30, 2005 for sub-contracting work and advances made.

6.

CONCENTRATIONS AND RISKS

During 2005, 100% of the Company’s assets were located in China.  During 2005, 70% of the Company’s revenue respectively were derived from companies located outside of China.

In 2005, the Company derived 18% of its revenue from one customer.

In 2005, the Company relied on one supplier for 10% of its purchases.

PERFECT DREAM LIMITED AND SUBSIDIARY

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

AS OF JUNE 30, 2005 (UNAUDITED)

7.

SUBSEQUENT EVENTS

On February 2, 2005, Prefect Dream’s 100% subsidiary, Goldenway Nanjing Garments Company Limited, increased its registered capital from $2,512,106 to $20,000,000.  According to the Articles of Association of Goldenway, Perfect Dream has to fulfill registered capital contribution of $2,623,184 by October 31, 2005 and the remaining balance of $14,864,710 is payable by February 1, 2008.

On August 22, 2005, Prefect Dream and each of the stockholders of Prefect Dream entered into an Agreement and Plan of Reorganization (the “Agreement”) with Ever-Glory International Group, Inc. (previously Andean Development Corporation), a corporation organized under the laws of the State of Florida, (“Ever-Glory”), whereby Ever-Glory will issue 7,673,325 restricted shares of its common capital stock with a par value of 0.0001 per share to the Prefect Dream stockholders for 100% of the total issued and outstanding stocks of Prefect Dream.

Endnotes